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                                                                    EXHIBIT 99.3


               BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                                  FORM 10-K/A

               ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                  For the Fiscal Year Ended December 31, 1998

                FARMERS & MERCHANTS BANK OF CENTRAL CALIFORNIA
            (Exact name of registrant as specified in its charter)

                  California                         94-0467440
         (State or other jurisdiction             (I.R.S.  Employer
         of incorporation or organization)        Identification No.)

        121 W. Pine Street, Lodi, California            95240
       (Address of principal Executive offices)      (Zip Code)

       Registrant's telephone number, including area code (209) 334-1101

       Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, No Par
                                     Value

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [_]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

     The aggregate market value of the voting stock held by non-affiliates of the Registrant as of March 12, 1999: $94,827,750.

     The number of shares of Common Stock outstanding as of March 12, 1999:
632,185

                      DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Annual Report to Shareholders'
Portions of Proxy Statement for Annual Meeting of Shareholders'
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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Farmers & Merchants Bank
                             of Central California
                                  (Registrant)

                                        By  /s/ John R. Olson
                                            ---------------------
                                            John R. Olson
                                            Treasurer